Liquidity and Capital Resources	6 Months Ended
Jun. 30, 2020
Liquidity And Capital Resources
Liquidity and Capital Resources

NOTE 13 – LIQUIDITY AND CAPITAL RESOURCES

The Company reported a net loss of $3,563,138 and net cash used in operating activities of $3,044,129 for the six months ended June 30, 2020. In addition, the Company had an accumulated deficit of $24,346,222 and working capital of $9,841,325 as of June 30, 2020. The Company’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Company will be able to reduce or eliminate its net losses and achieve profitability for the foreseeable future. If management is not able to increase revenues and/or manage operating expenses in line with revenue forecasts, the Company may not be able to achieve profitability.

The Company’s principal sources of liquidity have been cash generated from operating activities, proceeds from the IPO, which was completed on December 19, 2019, as well as short-term and long-term borrowings from third parties or related parties. As of the date of issuance of the consolidated financial statements, the Company has approximately $6.48 million of cash and cash equivalents, which are unrestricted as to withdrawal or use and are placed with financial institutions. In addition, the Company expects to have the continued financial support of its significant shareholders in fulfilling its capital requirements. The Company also notes that other sources of financing alternatives are at its disposal, such as a commercial lending that has been available to the Company in the past in the amount of $1 million. The Company expects to fund any shortfall in cash requirements through bank debt with banks in Indonesia with which the Company has pre-existing relationships. The Company will focus on improving operational efficiency and cost reductions, developing its core cash-generating business and enhancing efficiency. The Company intends to meet its cash requirements for the 12 months following the issuance of the accompanying unaudited consolidated financial statements through operations and financial support from third parties and related parties, if needed.

The Company believes that the Company’s current cash and cash equivalents and anticipated cash flows from operating and financing activities will be sufficient to meet its anticipated working capital requirements and commitments for at least the next 12 months after the issuance of the Company’s accompanying unaudited consolidated financial statements. The Company has prepared the consolidated financial statements on a going concern basis. If the Company encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity. Management cannot provide any assurance that the Company will raise additional capital if needed.